                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 96-9 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           ---------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                                       CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97

                                                  Total $         Per $1,000
                                                  Amount           Original
                                               -------------      ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $5,884,972.41

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       5,884,972.41

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.96%)          5.96%
          b. Class A-1 Interest                   209,567.05     3.81031000
          c. Class A-2 Remittance Rate(6.25%)          6.25%
          d. Class A-2 Interest                   197,916.67     6.59722233
          e. Class A-3 Remittance Rate(6.41%)          6.41%
          f. Class A-3 Interest                   277,410.56     6.76611122
          g. Class A-4 Remittance Rate(6.76%)          6.76%
          h. Class A-4 Interest                   592,251.11     7.13555554
          i. Class A-5 Remittance Rate(7.20%)          7.20%
          j. Class A-5 Interest                   368,600.00     7.60000000
          k. Class A-6 Remittance Rate(7.69%)          7.69%
          l. Class A-6 Interest                   996,389.03     8.11722224

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00            .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 2

                                       CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97

                                                  Total $         Per $1,000
                                                  Amount           Original
                                               -------------      ----------
(4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                   .00            .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                2,147,098.12            N/A
          a. Scheduled Principal                  439,216.32            N/A
          b. Principal Prepayments              1,482,143.19            N/A
          c. Liquidated Contracts                  33,686.16            N/A
          d. Repurchases                                 .00            N/A
          e. Current Month Advanced Principal     857,842.37            N/A
          f. Prior Month Advanced Principal      (665,789.92)           N/A

     (6)  Pool Scheduled Principal Balance    435,905,451.95

     (6b) Adjusted Pool Principal Balance     435,047,609.58   966.77246573
     (6c) Pool Factor                             0.96677247

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                           .00

     (8)  Class A Percentage for such Remittance
          Date                                        92.28%

     (9)  Class A Percentage for the following
          Remittance Date    92.24%

     (10) Class A Principal Distribution:
          a. Class A-1                          2,147,098.12   39.03814764
          b. Class A-2                                   .00           .00
          c. Class A-3                                   .00           .00
          d. Class A-4                                   .00           .00
          e. Class A-5                                   .00           .00
          f. Class A-6                                   .00           .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 3

                                       CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97

                                                  Total $      Per $1,000
                                                  Amount        Original
                                               -------------  ------------

     (11)  Class A-1 Principal Balance         40,047,609.58  728.13835600
     (11a) Class A-1 Pool Factor                   .72813836

     (12)  Class A-2 Principal Balance         30,000,000.00  1000.0000000
     (12a) Class A-2 Pool Factor                  1.00000000

     (13)  Class A-3 Principal Balance         41,000,000.00  1000.0000000
     (13a) Class A-3 Pool Factor                  1.00000000

     (14)  Class A-4 Principal Balance         83,000,000.00  1000.0000000
     (14a) Class A-4 Pool Factor                  1.00000000

     (15)  Class A-5 Principal Balance         48,500,000.00  1000.0000000
     (15a) Class A-5 Pool Factor                  1.00000000

     (16)  Class A-6 Principal Balance        122,750,000.00  1000.0000000
     (16a) Class A-6 Pool Factor                  1.00000000

     (17)  Unpaid Class A Principal Shortfall
           (if any) following current
           Remittance Date                               .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 4

                                       CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97


C.   Aggregate Scheduled Balances and Number
     of Delinquent Contracts as of
     Determination Date

      (18)  31-59 days                             2,770,940.44            82

      (19)  60 days or more                        1,711,453.76            46

      (20)  Current Month Repossessions              366,627.97            15

      (21)  Repossession Inventory                   550,237.99            20


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date        .39%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                   .02%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date       .64%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                   .54%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 5

                                       CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97

(24)  Cumulative Realized Losses Test
      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                              0%

(25)  Current Realized Losses Test
      (a) Current Realized Losses for current Remittance Date        11,967.96

      (b) Current Realized Loss Ratio (total Realized Losses
          for the most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance
          and for current Remittance Date; may not
          exceed 2.25%)                                                   .01%

(26)  Class M-1 Principal Balance Test
      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                              15.95%

(27)  Class B Principal Balance Test
      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                       .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                7.72%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 6

                                       CUSIP#'S  393505-QZ8
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97

                                                  Total $         Per $1,000
                                                  Amount           Original
                                               -------------      -----------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                            1,607,859.32

A.    Interest
(29)  Aggregate interest
      a. Class M-1 Remittance Rate (7.63%,
         unless Weighted Average Contract
         Rate is below 7.63%)                          7.63%
      b. Class M-1 Interest                       228,900.00       6.35833333

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00                0

(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                  .00                0

(32)  Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall             .00                0

(33)  Remaining:
      a. Unpaid Class M-1 Interest Shortfall             .00                0

B.    Principal
(34)  Formula Principal Distribution Amount              .00              N/A
      a. Scheduled Principal                             .00              N/A
      b. Principal Prepayments                           .00              N/A
      c. Liquidated Contracts                            .00              N/A
      d. Repurchases                                     .00              N/A

(35)  Class M-1 Principal Balance              36,000,000.00    1000.00000000
(35a) Class M-1 Pool Factor                       1.00000000


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 7

                                       CUSIP#'S   393505-RA2,RB0
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97


(36)  Class M-1 Percentage for such Remittance
      Date                                              .00%


                                                  Total $         Per $1,000
                                                  Amount           Original
                                               -------------      ----------
(37)  Class M-1 Principal Distribution:
       a. Class M-1 (current)                            .00      0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                           .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date         .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                   .00%

Class B1 Certificates
-----------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                            1,378,959.32

(2)   Class B-1 Remittance Rate (7.65% unless
      Weighted Average Contract Rate is below
      7.65%)                                           7.65%

(3)   Aggregate Class B1 Interest                 114,750.00      6.37500000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                              .00             .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                 .00             .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 8

                                       CUSIP#'S   393505-RA2,RB0
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97


(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                   .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                   .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date            .00

(8a) Class B Percentage for such Remittance Date         .00

                                                  Total $         Per $1,000
                                                  Amount           Original
                                               -------------      ----------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

(11)  Class B Principal Balance                33,750,000.00

(12)  Class B1 Principal Balance               18,000,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                1,264,209.32

(14)  Class B-2 Remittance Rate (8.11%
      unless Weighted Average Contract
      Rate is less than 8.11%)                         8.11%

(15)  Aggregate Class B2 Interest                 106,443.75      6.75833333


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 9

                                       CUSIP#'S   393505-RA2.RB0
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00             .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall      .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

(19)  Class B2 Principal Liquidation Loss Amount         .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                               .00

(21)  Guarantee Payment                                  .00

(22)  Class B2 Principal Balance               15,750,000.00

                                                  Total $         Per $1,000
                                                  Amount           Original
                                               -------------      ----------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             182,441.87

(24) 3% Guarantee                                        .00

(25) Class C Residual Payment                     975,323.70


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 10

                                       CUSIP#'S  393505-RA2,RB0
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 3/17/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                                .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                                .00

(28) Repossessed Contracts                                   366,627.97

(29) Repossessed Contracts Remaining
     in Inventory                                            550,237.99

(30) Weighted Average Contract Rate                            10.48252
